UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

BLACK DIAMOND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 First Street, 18th Floor
Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(617) 252-0848

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2026, Black Diamond Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. Proxies were solicited pursuant to the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 29, 2026 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of the close of business on April 28, 2026, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 57,301,774. The number of shares of Common Stock present in person or by remote communication, if applicable, or represented by valid proxy at the Annual Meeting was 44,690,495, thus establishing a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which were described in detail in the Proxy Statement: (i) to elect two Class III director nominees to the Company’s Board of Directors (the “Board”), each to serve for a three-year term until the Company’s 2029 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until his or her earlier death, resignation or removal (“Proposal No. 1”), (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 2”), (iii) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Proposal No. 3”), and (iv) to approve, on a non-binding, advisory basis, the preferred frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers (“Proposal 4”).

The voting results reported below are final.

Proposal No. 1

Shannon Campbell and Kapil Dhingra were duly elected to the Board as Class III directors. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

CLASS III DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON- VOTES
Shannon Campbell	19,251,021	17,219,135	8,220,339
Kapil Dhingra	13,966,232	22,503,924	8,220,339

Proposal No. 2

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified. The results of the stockholders’ vote with respect to such ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
44,421,545	117,976	150,974	0

Proposal No. 3

The Company’s stockholders approved the non-binding, advisory vote on the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to such non-binding, advisory vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
35,071,684	1,243,945	154,527	8,220,339

Proposal No. 4

The Company’s stockholders determined that future non-binding, advisory votes on the compensation of the Company’s named executive officers would be held every year. The results of the stockholders’ non-binding, advisory vote with respect to the preferred frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers were as follows:

1-YEAR	2-YEAR	3-YEAR	ABSTAIN	BROKER NON- VOTES
30,446,520	84,537	5,740,812	198,287	8,220,339

Based on these voting results, and the recommendation of the Board that was included in the Proxy Statement, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future votes on the compensation of the Company’s named executive officers.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK DIAMOND THERAPEUTICS, INC.

Date: June 29, 2026	By:	/s/ Brent Hatzis-Schoch
	Name:	Brent Hatzis-Schoch
	Title:	Chief Operating Officer and General Counsel